================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




         Date of report (date of earliest event reported): July 22, 2004




                              CROSSTEX ENERGY, L.P.
             (Exact name of Registrant as specified in its charter)


         DELAWARE                  000-50067                    16-1616605
-------------------------   ------------------------      ---------------------
 (State of incorporation    (Commission file number)        (I.R.S. employer
     or organization)                                     identification number)


     2501 CEDAR SPRINGS, SUITE 600
               DALLAS, TX                                     75201
(Address of principal executive offices)                   (Zip code)



       Registrant's telephone number, including area code: (214) 953-9500



================================================================================

                                        3
ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein are deemed to be furnished pursuant to Item 12 hereof and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

         EXHIBIT
         NUMBER                 DESCRIPTION
        ---------               -----------
         99.1            --     Press Release dated July 22, 2004


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On July 22, 2004, Crosstex Energy, L.P. (the "Registrant") issued a press release announcing that it would restate its annual financial statements for 2002 and certain other periods due to the discovery of errors in its 2002 Consolidated Statement of Operations. The restatement is expected to have the effect of reducing the Registrant's Net Income by $1.7 million in 2002, from $2.0 million reported to $0.3 million as restated. The adjustments are subject to change pending the final outcome of the review by the Registrant's external auditor.

         The Registrant plans to file an amended annual report on Form 10-K/A for the fiscal year ended December 31, 2003 and an amended quarterly report on Form 10-Q/A for the quarter ended March 31, 2004 with the Securities and Exchange Commission as soon as practicable after the completion of its review of the appropriate accounting adjustments with its external auditor. For additional information, see the July 22, 2004 press release furnished as Exhibit 99.1 to this report.

         Pursuant to the rules and regulations of the Securities and Exchange Commission, the attached Exhibit 99.1 and the information set forth therein and herein are deemed to be furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           CROSSTEX ENERGY, L.P.

                            By:  Crosstex Energy GP, L.P., its General Partner

                            By:  Crosstex Energy GP, LLC, its General Partner


Date:  July 22, 2004        By:      /s/ William W. Davis
                               ------------------------------------------------
                                     William W. Davis
                                     Executive Vice President and
                                     Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------
99.1                --    Press Release dated July 22, 2004